UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011 (March 17, 2011)

Lantis Laser Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-53585	65-0813656
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

11 Stonebridge Denville, NJ		07834
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 300-7622

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On March 17, 2011 the registrant (“Lantis Laser”) entered into a Letter of Intent ("LOI") to merge with TAG Minerals Inc. and its wholly-owned operating subsidiary TAG Minerals Zimbabwe (Private) Limited ("TAG"). The closing of the merger is contingent on a variety of factors, including the completion of due diligence by both parties.  The parties to the LOI have agreed to a 90 day period of exclusivity under which neither party will seek to sell any of its assets or its business to another person.

Lantis Laser and TAG issued a press release announcing the proposed acquisition of TAG by Lantis Laser. A copy of that press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release dated March 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 22, 2011	Lantis Laser Inc.

	By:	/s/ Stanley B. Baron
Stanley B. Baron
President and Chairman